Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Diversified Futures Fund L.P. II
     Supplement to Registration Statement on Form S-1
     File No. 333-3538

Ladies and Gentlemen:

On Behalf of Smith Barney Diversified Futures Fund L.P. II (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b) (3) of the Securities Act of 1933, as amended, a Supplement dated July 31, 1997 to the Partnership's final prospectus dated May 31, 1996.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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



                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                    July 1997



The net asset value of the Smith Barney Diversified Futures Fund L.P. II was $1,149.41 at the end of July, up $58.77 or 5.4% from the close of June. July's strong performance can best be attributed to profits captured in the financial futures markets.

The largest profits were generated in global interest rates. Positive economic data in key countries ignited a worldwide rally in the bond markets producing gains for advisors' positions. Global equities soared to new highs this month resulting in substantial gains for advisors' long positions in stock indices, particularly the S&P 500 and the DAX. In the currency markets, advisors profited from positions in the Deutsche mark and the Swiss franc as the U.S. dollar continued to strengthen against these two currencies.

In the grains markets, concerns over weather and shifting inventory expectations caused corn and soybean prices to rise, resulting in losses for advisors' short positions. Smaller losses were experienced in the softs markets, mainly in cotton and cocoa.

In the energy markets, losses were seen primarily in crude oil. Gains were realized from short positions in the metals markets as gold and silver prices continued to fall.

Important Note from the General Partner:

The following changes in the principals of the General Partner became effective in May 1997. Shelley Ullman and Maureen O'Toole each were appointed as Senior Vice President; Philip M. Waterman, Jr. resigned his positions as Vice Chairman and Director.


Smith Barney Futures Management Inc.

                                       Smith Barney
                             Diversified Futures Fund L.P. II
                                    Account Statement
                                  For the Period July 1,
                                  Through July 31, 1997


                                                                         Percent
                                                                      of Average
                                                                      Net Assets
                                                                     ----------

Realized losses from trading                           $(3,479,000)      (3.45)%
Change in unrealized gains/losses
   from trading                                          9,516,529        9.44
                                                       -----------        ----

                                                         6,037,529        5.99

Less, Brokerage commissions
   and clearing fees ($10,718)                             583,805        0.58
                                                       -----------        ----


Net realized and unrealized gains                        5,453,724        5.41
Interest Income                                            347,882        0.34
                                                       -----------        ----

                                                         5,801,606        5.75
                                                       -----------        ----

Less, Expenses:
   Management fees                                         243,155        0.23
   Incentive fees                                          159,599        0.16
   Other expenses                                           28,203        0.03
                                                       -----------        ----

                                                           430,957        0.42
                                                       -----------        ----

Net Income                                               5,370,649        5.33%
                                                                          ====

Additions (3,756.5099 L.P. units at
June 30, 1997 net asset value
per unit of $1,090.64)                                   4,097,000

Additions (40.3433 G.P. units at
June 30, 1997 net asset value
per unit of $1,090.64)                                      44,000

Redemptions (2,628.7468 units at
July 31, 1997 net asset value
per unit of $1,149.41)                                  (3,021,508)
                                                       -----------

Increase in net assets                                   6,490,141

Net Assets, June 30, 1997                               95,526,828

                                                       ===========
Net Assets, July 31, 1997                             $102,016,969
                                                       ===========


Net asset value per unit                              $   1,149.41
   ($102,016,969/88,755.7135 units)                    ===========



To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Diversified Futures Fund L.P. II

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